Exhibit 10.29.1

***TEXT OMITTED AND SUBMITTED SEPARATELY

PURSUANT TO CONFIDENTIAL TREATMENT REQUEST

UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 230.406

ASSIGNMENT

AND

SECOND AMENDED AND RESTATED

PURCHASE AGREEMENT

FOR

FRACTIONATION SERVICES

AND

COMMERCIAL PRODUCTS

BETWEEN AND AMONGST

HÉMA-QUÉBEC

AND

BAYER INC.

BAYER HEALTHCARE LLC

AND

TALECRIS BIOTHERAPEUTICS, INC.
(F/K/A NPS BIOTHERAPEUTICS, INC.)

i

	6.6	Bayer Canada Responsible for Exportation of Plasma	14
	6.7	Shipping Documents and Exportation of Plasma	14
	6.8	Responsibility for Plasma in Talecris’ or Bayer Canada’s Possession	14
	6.9	Talecris to Inspect Plasma	14
	6.10	HQ Determines Plasma Delivered to Bayer Canada is Unsuitable	15
	6.11	Right of Talecris and Bayer Canada to Reject HQ Plasma	15
	6.12	Plasma Rendered Unusable by Talecris or Bayer Canada	15
	6.13	Quarterly Meetings	16
	6.14	Change to HQ Standard Operating Procedures	16
	6.15	Work in Process	16
7.	DELIVERY OF FRACTIONATION PRODUCTS AND RECORDS		17
	7.1	Delivery Schedule and Report on Status of Fractionation Product Delivery	17
	7.2	Notice of Delay in Delivery of Fractionation Products	17
	7.3	Delay in Delivery of Fractionation Products due to HQ	17
	7.4	Records	18
8.	DELIVERY OF PRODUCTS		18
	8.1	Product Shelf Life	18
	8.2	Delivery of Products	18
	8.3	Responsibility for Products	19
	8.4	Duty of Inspection	19
9.	INVOICES AND PAYMENT		19
	9.1	Invoices	19
	9.2	Price	20
	9.3	Price Adjustments	20
	9.4	Payment Terms	21
	9.5	Value added	21
	9.6	Pricing Not Affected by Remedies	21
	9.7	Deposit	21
10.	REGULATORY AND QUALITY ASSURANCE MATTERS		22
	10.1	Regulatory Condition of Supply	22
	10.2	Improvements	23
	10.3	Special Access Program	23
	10.4	Communications	24
	10.5	Talecris and Bayer Canada Information	24
	10.6	Compliance Audit	24
11.	PRODUCT WITHDRAWALS/RECALLS		25
	11.1	Recall / Withdrawal	25
	11.2	Patient Notification System	25
	11.3	Adverse Event Reporting	25
	11.4	Replacement Products and Replacement Fractionation Products	26

12.	REPRESENTATIONS, WARRANTIES AND INSPECTION		26
	12.1	Representations and Warranties of the Parties	26
	12.2	Applicable Laws and Notice of Compliance	27
	12.3	Title and Warranty on the Products	27
	12.4	Guaranteed Yield	28
	12.5	Current Information	28
	12.6	No Waiver	28
	12.7	Survival of Representations and Warranties	28
13.	PATENT PROTECTION		28
	13.1	No Infringement	28
	13.2	Infringement by a Product or Process	29
14.	INSURANCE AND INDEMNIFICATION		29
	14.1	Talecris’ and Bayer Canada’s Insurance	29
	14.2	HQ Insurance	30
	14.3	Indemnity	31
	14.4	Approval of Counsel	32
15.	CHANGE		32
	15.1	Technological Change	32
	15.2	Dispute Resolution	33
	15.3	Intentionally Omitted	34
	15.4	Parvovirus B19 Testing and the Change to the Caprylate/Chromatography Process	34
16.	TERMINATION		34
	16.1	Termination of Agreement	34
	16.2	Talecris Event of Default	34
	16.3	HQ Event of Default	35
	16.4	Bayer Canada Event of Default	35
17.	DISPUTE RESOLUTION		36
	17.1	Arbitration	36
18.	OPTION TO RENEW		37
	18.1	Renewal	37
19.	GENERAL		37
	19.1	Notices	37
	19.2	Assignment	39
	19.3	Independent Contractors	39
	19.4	Severability	39
	19.5	Communication	39
	19.6	Governing Law	39
	19.7	Currency	39
	19.8	Successors and Assigns	39

19.9	Confidential Information	40
19.10	Pricing Information to Customers	40
19.11	Public Announcements	40
19.12	Force Majeure	40
19.13	Talecris and Bayer Canada jointly and severally liable	41
19.14	No Waiver	41
19.15	Counterparts	41
19.16	Amendment	41
19.17	Acknowledgement	41
SCHEDULE “A” - COMMERCIAL PRODUCTS		43
SCHEDULE “B” - PLASMA PICK-UP SCHEDULE		45
SCHEDULE “C” - COMMERCIAL PRODUCT SPECIFICATIONS		46
SCHEDULE “D” - FRACTIONATION PRODUCTS AND PRICE ADJUSTMENTS FOR FRACTIONATION PRODUCTS		47
SCHEDULE “E” – HÉMA-QUÉBEC INVENTORY TARGET LEVELS		48
SCHEDULE “F” - COLLECTION CENTRES		49
SCHEDULE “G” - DELIVERY SCHEDULE (INTENTIONALLY OMITTED)		50
SCHEDULE “H” - VIAL SIZES SUBSTITUTION / WASTAGE		51

AMENDMENT AND RESTATEMENT OF PURCHASE AGREEMENT
FOR
FRACTIONATION SERVICES AND COMMERCIAL PRODUCTS

THIS AGREEMENT effective as of the April 1, 2005, (hereinafter referred to as “Effective Date” is made

BETWEEN

AND AMONGST:

HÉMA-QUÉBEC

4045 Cote-Vertu Blvd.

Saint-Laurent, Quebec H4R 2W7

CANADA

(hereinafter referred to as “HQ”)

AND:

BAYER INC.

77 Belfield Road

Toronto, ON M9W 1G6

CANADA

(hereinafter referred to as “Bayer Canada”)

AND:

BAYER HEALTHCARE LLC

400 Morgan Lane

Westhaven, CT 06516-4175

USA

(hereinafter referred to as “Bayer US”)

AND:

TALECRIS BIOTHERAPEUTICS, INC.

(F/K/A NPS BIOTHERAPEUTICS, INC.)

P.O. Box 13887

79 TW Alexander Drive

4101 Research Commons

Research Triangle Park

Raleigh, NC 27709

(hereinafter referred to as “Talecris”)

(HQ, Bayer Canada and Talecris are hereinafter collectively referred to as the “Parties”)

1 of 52

WHEREAS:

1)                                      Bayer US and Talecris have entered into that certain Joint Contribution Agreement, dated as of December 10, 2004, pursuant to which Talecris acquired Bayer’s plasma business;

2)                                      Bayer Canada, Bayer US and HQ are parties to that certain Purchase Agreement for Fractionation Services and Commercial Products dated as of April, 1, 2003, which included Recombinant Hemophilia Products (as amended to date, the “Original Agreement”);

3)                                      Bayer Canada, Bayer US and HQ have amended the Original Agreement to split it into two agreements: one with respect to Recombinant Hemophilia Products (the “RHP Agreement”) and one with respect to the Fractionation Services and Commercial Products other than Recombinant Hemophilia Products described in the Original Agreement (the “Main Agreement”);

4)                                      Bayer US wishes to terminate, as of the Effective Date of this Agreement, its ongoing rights under the Main Agreement relating to activities after the Effective Date of this Agreement, and Bayer Canada, Bayer US, Talecris and HQ wish to amend and restate the Main Agreement to reflect Talecris’ acquisition of Bayer US’ manufacturing and fractionation facility in Clayton, North Carolina.

NOW THEREFORE in consideration of the premises, covenants and agreements contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.                                      DEFINED TERMS AND INTERPRETATION

1.1                               Definitions

Where used in this Agreement or any amendments or supplements to it, the following terms shall have the following meanings, respectively:

(a)                                  “Agreement”, “this Agreement” and similar expressions refer to this Agreement including the Schedules referred to in Section 1.3 and not to any particular Article, Section or other portion of this Agreement and include every amendment or instrument supplementary to or in implementation of this Agreement;

(b)                                 “Business Day” means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario and June 24;

(c)                                  “Canadian Blood Services” and “CBS” means the blood management organization in Canada, except for the province of Quebec;

(d)                                 “Canadian Food and Drugs Act” means the statute of Canada cited as R.S.C. 1985, c. F-27 and regulations thereto, as amended from time to time;

(e)                                  “Collection Centres” means those sites identified in Schedule “F”;

2 of 52

(f)                                    “Commercial Products” means all products listed in Schedule “A” and all additions, substitutions and deletions to the Schedule from time to time occurring during the Term of this Agreement and a Commercial Product means any one of them;

 (g)                              “Consumers” means individuals to be infused with Commercial Products or Fractionation Products or the legal guardians/trustees of these individuals;

(h)                                 “CPI” means the annual average indexes obtained by averaging the “All Items” indexes for the twelve (12) months of the calendar year, as published by Statistics Canada at the end of the previous calendar year;

(i)                                     “Effective Date” means April 1, 2005;

(j)                                     “FDA” means the Food and Drug Administration of the United States of America, or any successor thereto;

(k)                                  “Fractionation Products” means the Plasma Intermediates and products resulting from the process whereby Talecris fractionates Plasma;

(l)                                     “Fractionation Services” means the fractionation a of Plasma into Fractionation Products;

(m)                               “Health Canada” means Her Majesty the Queen in right of Canada as represented by the federal Minister of Health and is the Regulator of Products in Canada;

(n)                                 Intentionally Deleted;

(o)                                 “Improvement” means a change to any Product or Fractionation Service which enhances the safety, efficacy, identity, potency or purity of the Product;

(p)                                 “Industry Canada” means Her Majesty the Queen in right of Canada as represented by the federal Minister of Industry;

(q)                                 “Licensed Product” means a product licensed by Health Canada for sale or distribution in Canada;

(r)                                    “Partnership Fund” means the research fund supported by Bayer Canada and administered by Bayer Canada, CBS and HQ whereby research grants are provided, based on merit for research in the area of biologicals and blood products;

(s)                                  “Plasma” means Recovered Plasma and Source Plasma collected in Canada excluding cryosupernatant plasma;

(t)                                    “Plasma Intermediates” means any by-products produced during the fractionation of the Plasma by Talecris and returned to CBS or as directed by CBS from time to time;

(u)                                 “Products” means collectively Fractionation Products and Commercial Products;

(v)                                 “Product Specifications” or “Specifications” includes the product monograph, all labeling, package inserts and packaging for the Products as approved by Health Canada and, for Commercial Products as set out in Schedule “C” as amended from time to time;

3 of 52

(w)                               “Recall” means any action ordered by Talecris or Bayer Canada to remove a Product from further distribution or use, or correction, of a Product that violates legislation administered by Health Canada, the FDA, or any other regulatory body with authority;

(x)                                   “Recovered Plasma” means the liquid portion of human blood that remains after separation of the cellular elements from blood;

 (y)                              “Replacement Fractionation Products” means products required by HQ pursuant to Sections 6.12, 7.2 and 7.3 and a Replacement Fractionation Product means any one of them;

(z)                                   “Replacement Product” means products required by HQ pursuant to Sections 3.8, 3.9, 11.4 and 15.1 and a Replacement Product means any one of them;

(aa)                            “Services” means the services expressly set out herein to be provided by Talecris, including the fractionation of Plasma into Fractionation Products;

(bb)                          “Shortage” means that the total inventory of any Product, issuable and not subject to a quarantine, Recall or Withdrawal, of Fractionation Products and/or Commercial Products [***];

(cc)                            “Source Plasma” means Plasma collected by apheresis;

(dd)                          “Special Access Program” and “SAP” means Health Canada’s program to authorize distribution of unlicensed product in Canada;

(ee)                            “Target Levels” means the target inventory for Fractionation Products and Commercial Products as set out in Schedule “E” and any changes thereto as agreed in writing by the Parties;

(ff)                                “Term” means that period of time commencing on the Effective Date and ending at the earlier of:

(i)                                     March 31, 2007; and

(ii)                                  termination of this Agreement as provided for herein.

Term also includes any extension or renewal of this Agreement as evidenced in writing and signed by the Parties;

(gg)                          “US”, “USA” and “United States” refers to United States of America;

(hh)                          “Warehouse” means HQ’ primary warehouse at 4300 Garand Street, Saint-Laurent, Quebec, Canada, or such other warehouse as may be designated in writing by HQ to Bayer Canada and consented to by Bayer Canada, which consent will not unreasonably be withheld; and,

(ii)                                  “Withdrawal” means any action ordered by Talecris, Bayer Canada or by HQ, in accordance with the terms of this Agreement, to remove a Product from further distribution or use, or correction, of a marketed product that does not violate legislation administered by Health Canada.

***CONFIDENTIAL TREATMENT REQUESTED

4 of 52

1.2                               Extended Meanings

In this Agreement, words importing the singular number include the plural and vice versa.

1.3                               Schedules

The following are the schedules which are referred to in this Agreement and which form part of this Agreement:

Schedule “A”	-	Commercial Products;
Schedule “B”	-	Plasma Pick-up Schedule;
Schedule “C”	-	Commercial Product Specifications;
Schedule “D”	-	Fractionation Products and Price Adjustments for Fractionation Products - Volume of Plasma Delivered;
Schedule “E”	-	HQ Inventory Target Levels;
Schedule “F”	-	Collection Centres;
Schedule “G”	-	Intentionally omitted;
Schedule “H”	-	Vial Size Substitution / Wastage.

1.4                               Time

Time shall be of the essence.

1.5                               Entire Agreement

This Agreement, including the attached Schedules and the SSA (as defined in Section 15.4), constitutes the entire Agreement between and among the Parties and Bayer US pertaining to its subject matter and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between and among the Parties and Bayer US pertaining to the subject matter of this Agreement, including, without limitation, the Main Agreement except with respect to obligations of Bayer US which by their nature are required or are specifically stated to survive the termination of the Main Agreement, including but not limited to Plasma picked up or to Commercial Products and Fractionation Products manufactured or partially manufactured prior to the Effective Date. There are no warranties, representations, or other agreements between or among the Parties in connection with its subject matter except as specifically set forth in this Agreement and the SSA. No supplement, modification, amendment, or waiver of this Agreement shall be binding unless executed in writing by all Parties.

1.6                               Lead

The Parties acknowledge that Talecris and Bayer Canada have an agreement similar in form and substance with CBS, for the supply and distribution of Products. Talecris and Bayer Canada each acknowledges that CBS and HQ pool Plasma for fractionation and are together responsible for the supply of Fractionation Products to Canadians. HQ hereby acknowledges and agrees that Talecris and Bayer Canada shall take directions only from CBS with respect to the following:

(i)                                     decisions relating to the acceptability of Plasma for pooling as between CBS and HQ;

5 of 52

(ii)                                  decisions relating to changes in pooling, including but not limited to, the method of pooling, testing of the pools, and tracking of the pools;

(iii)                               decisions as to Fractionation Product to be produced from the pool, including but not limited to, vial size, and labeling;

(iv)                              disposition of Plasma Intermediates; and

 (v)                              the provision to Bayer Canada of the Plasma and Fractionation Products Rolling Forecasts of CBS and HQ and the four (4) month forecasts pursuant to Sections 5.1 and 5.2.

Talecris and Bayer Canada shall not take directions from HQ with respect to the Plasma, or the pooling of the Plasma concerning the matters above without the express written consent of CBS.

1.7                               Role of Bayer US

HQ agrees that Bayer US shall have no further obligations under the Main Agreement or this Agreement with respect to any activities from and after the Effective Date of this Agreement and HQ shall look only to Bayer Canada or to Talecris for performance of obligations under this Agreement as set forth herein. However, the obligations of Bayer US which by their nature are required or are specifically stated to survive the termination of the Main Agreement, shall survive. For greater certainty, these obligations shall include but not be limited to the obligations of Bayer US and Bayer Canada with respect to Plasma picked up by Bayer Canada or Bayer US or to Commercial Products and Fractionation Products manufactured or partially manufactured by Bayer US prior to the Effective Date. It is further acknowledged and agreed that Bayer US shall have no ongoing rights or obligations under this Agreement, except those relating to the enforcement of or to seek damages from Talecris or Bayer Canada relating to the assignment and assumption of its rights and obligations described in this Section 1.7.

2.                                      PURCHASE AND SALE OF GOODS/SERVICES

2.1                               Goods and Services

HQ shall purchase or obtain from Bayer Canada and Bayer Canada shall sell or provide to HQ, on the terms and conditions in this Agreement, the Products and Services, in the quantities and for the prices set forth in Schedule “A” and Schedule “D.” In connection with the Fractionation Services, Talecris will, unless otherwise permitted by the provisions of this Agreement, use Plasma provided to Bayer Canada by HQ.

2.2                               Distribution of Products in Canada

(a)                                  HQ hereby acknowledges and covenants that the Products are and shall be for distribution by HQ in Canada except that nothing herein shall prevent HQ from donating such Products to organizations outside Canada for charitable purposes, with the written permission of Bayer Canada which permission will not unreasonably be withheld.

6 of 52

(b)                                 HQ further agrees to notify Bayer Canada in writing as soon as reasonably possible if it suspects that any of the Products are being obtained from HQ for use, distribution or sale outside Canada, other than as set forth in Subsection 2.2(a) above.

3.                                      DELIVERY OF COMMERCIAL PRODUCTS

3.1                               Forecasting

HQ shall provide Bayer Canada with an eighteen (18) month rolling forecast (the “Rolling Forecast”) of its total monthly volume requirement for Commercial Products by the fifth Business Day of each month (the “Forecast Day”).

3.2                               Prior Forecasts to be Honored

The Parties acknowledge that forecasts and commitments have been made prior to the Effective Date under the Main Agreement which are applicable for the first six (6) months of this Agreement. The Parties shall be bound by such forecasts and commitments in accordance with the terms and conditions of this Agreement.

3.3                               Order for Commercial Products

The forecast for each [***] immediately following each Forecast Day in the Rolling Forecast shall be deemed as a commitment by HQ to [***] of Commercial Products referred to in the Rolling Forecast for the applicable Forecast Day and may not be amended except by the agreement of the Parties (the “Binding Forecast”). The forecast submitted [***] after the Binding Forecast shall include the vial sizes of the Commercial Products that are to be provided to [***] of Commercial Product in the Binding Forecast and this forecast shall include specific ordering instructions for vial sizes as well as quantities of each of the Commercial Products.

3.4                               Annual Volume

(a)                                  The volume of Commercial Products to be purchased by HQ during the first year of the Agreement is set out in Schedule “A”. In the case of Commercial Product IGIV and Fractionation Product IGIV to be purchased during the first year of the Agreement, Bayer Canada shall permit HQ to deviate from this volume by plus or minus [***] with no price increase or decrease on a per unit or per gram basis. In the event that HQ purchases during the first year of the Agreement volume of a Commercial Product that is more than [***] below the amount provided for in Schedule “A”, the Parties agree that the price for that Commercial Product shall be renegotiated by HQ and Bayer Canada for that year. In the event that HQ wishes to purchase Commercial Product volume in excess of [***] above the volume provided for in Schedule “A”, Bayer Canada will provide the Commercial Product to HQ if it is available from Talecris. The price for this excess volume of Commercial Product shall be determined by HQ and Bayer Canada by market conditions at the time of such purchase.

(b)                                 The volume purchase commitment in Schedule “A” may be revised by the written agreement of the Parties six (6) months prior to the start of each year of the Agreement. [***]

***CONFIDENTIAL TREATMENT REQUESTED

7 of 52

[***]

3.5                               Delivery

Bayer Canada shall deliver the Commercial Products to HQ as set out in this Agreement and at the times and in the quantities set out in the Binding Forecast. In the event that HQ’s delivery requirements change during the Term other than as required by the Binding Forecast, HQ shall notify Bayer Canada in writing of the revised requirements.. Talecris shall use its reasonable best efforts to satisfy the requirements of HQ set out in said revised requirements and Bayer Canada will likewise use its reasonable best efforts to satisfy such revised requirements of HQ. HQ and Bayer Canada shall agree in writing to the amended Delivery Schedule.

3.6                               Late Deliveries

(a)                                  Should it become apparent, prior to a projected delivery date set out in the Binding Forecast or amended Delivery Schedule, that a delivery of a Commercial Product cannot be made on time, Bayer Canada shall promptly notify HQ of such delay and provide HQ with an estimate, by telephone and facsimile transmission, of when the Commercial Product will be delivered.

(b)                                 Bayer Canada shall use its reasonable best efforts to locate Commercial Product to minimize any delay and to ensure that such Commercial Product is delivered to HQ at no additional cost to HQ. If the delay in delivery will result in, or is likely to result in, a Shortage of any Commercial Product, the procedure set out in Section 3.9 will apply.

(c)                                  Bayer Canada shall be required to pay a late delivery fee of [***] per equivalent unit on any portion of a scheduled delivery of each and every Commercial Product that is four (4) or more weeks late. The late delivery fee is payable only when there is no cost differential for Replacement Product being paid on the late delivery. In the event that a late delivery fee is paid by Bayer Canada, and the late delivery subsequently becomes the subject of a cost differential payment as described in Subsection 3.9(c), the amount of the cost differential payment will be reduced by the amount of any late delivery fee paid. This amount shall be credited against invoices or paid to CBS in cash, if there is insufficient Product remaining to be delivered to CBS pursuant to this Agreement.

3.7                               Vial Size

When a specific vial size of a Commercial Product is not delivered as set out in the applicable Binding Forecast then the terms of Schedule “H” shall govern.

3.8                               Commercial Product Recalled, Withdrawn or Not Validly Distributed

Notwithstanding Section 3.6, HQ shall have the right to acquire Replacement Product pursuant to Section 3.9 if there is a:

(i)                                     Recall or Withdrawal of any Commercial Product that results in a Shortage, provided that the cause of such Shortage is not attributable to HQ; or,

***CONFIDENTIAL TREATMENT REQUESTED

8 of 52

(ii)                                  determination by Health Canada or any other governmental authority that the Commercial Product may not be validly distributed or used in Canada and such determination results in a Shortage, provided that the cause of such Shortage is not attributable to HQ.

3.9                               Procedures for Alternate Sourcing

(a)                                  In the event of the occurrence of an event as described in Sections 3.8 and 3.10, Bayer Canada shall respond in writing to HQ within two (2) Business Days, or such longer time period if agreed to by HQ and Bayer Canada, confirming whether it can provide Replacement Products and, if so, shall provide comprehensive specifications and proposed delivery schedule for such Replacement Products (the “Proposal”). If the Proposal is acceptable to HQ, HQ will so advise Bayer Canada and the supply of the Replacement Product shall be governed by the terms of this Agreement.

(b)                                 If HQ, acting reasonably, rejects the Proposal or if no Proposal is offered within the stipulated or agreed time frame, HQ may proceed to locate Replacement Products from a third party selected by HQ. The quantity of Replacement Product purchased by HQ pursuant to this paragraph shall be obtained solely for the purpose of averting any Shortage. Talecris and Bayer Canada acknowledge that HQ has the right to purchase sufficient Replacement Product to reestablish its Target Level inventory. Bayer Canada shall have the right to review the proposed purchase of Replacement Product by HQ and consent of Bayer Canada to the purchase is required if reimbursement is to be sought by HQ. Bayer Canada shall respond to HQ within one (1) Business Day of receipt of the notice of the proposed purchase of Replacement Product. If Bayer Canada fails to respond in one (1) Business Day, then it shall be deemed to have consented. Consent of Bayer Canada will not be unreasonably withheld.

(c)                                  If Replacement Product is purchased by HQ from a third party with the consent of Bayer Canada, or if it is subsequently determined that Bayer Canada’s refusal to consent to the purchase was unreasonable, Bayer Canada shall compensate HQ for the amount, if any, by which the price HQ would have had to pay to Bayer Canada for the Commercial Product had it been delivered pursuant to this Agreement is less than the price paid to purchase the Replacement Product. Such amounts shall be due and payable, in cash or in credit at the option of Bayer Canada within fifteen (15) days of delivery by HQ of an invoice for such amounts. Compensation by Bayer Canada of HQ pursuant to this paragraph shall be the limit of Bayer Canada’s liability hereunder.

(d)                                 Nothing in this Section 3.9 shall limit the right of any party to terminate this Agreement pursuant to Article 16 should the occurrence of an event as described in Section 3.8 constitute a material breach of this Agreement.

3.10                        Minimum Supply Guarantee to Further Protect Canadians

Talecris will supply to Bayer Canada for sale to HQ and CBS as follows:

(i)                                     In the event that Talecris is able to produce two thirds (2/3) or more of Talecris’ planned global output, Bayer Canada will receive from Talecris for sale to CBS and HQ their full Commercial Product delivery; or

9 of 52

(ii)                                  In the event that Talecris produces less than two thirds (2/3) of Talecris’ planned global output, HQ and CBS will be protected from the full impact of a shortage by Talecris providing to Bayer Canada for sale to CBS and HQ 50% more of Talecris’ Commercial Product allocation from Talecris than HQ and CBS would be proportionally entitled.

This is in addition to all other rights pursuant to this Agreement when Talecris and Bayer Canada are unable to supply Commercial Product.

4.                                      COMMERCIAL PRODUCTS SPECIFICATION

4.1                               Commercial Product Specifications

Bayer Canada shall provide to HQ, Commercial Products in accordance with the Specifications.

4.2                               Bayer Canada Determines Commercial Products are Unsuitable

If, after any Commercial Products have been delivered to HQ, Bayer Canada determines in its reasonable discretion that any Commercial Products are unsuitable or defective in any manner or if Bayer Canada receives a notification from Talecris that Talecris has determined that any of the Commercial Products are unsuitable or defective in any manner, and that such unsuitability or defect creates a reasonable likelihood of adverse risk to the safety or quality of any Commercial Products, Bayer Canada shall give immediate notice by telephone and facsimile transmission to HQ of any such deficiency. In the event that Bayer Canada, acting reasonably, notifies HQ that Bayer Canada is Recalling or Withdrawing any Commercial Products, or is taking any other action to remedy any deficiencies in the Commercial Products, and requests that HQ co-operate in any such Recall or Withdrawal, or take action to remedy any deficiency in the Commercial Products (which request shall not be made unreasonably), HQ shall reasonably co-operate in any such Recall or Withdrawal, or shall take such action as is reasonably required by Bayer Canada to remedy any deficiency in the Commercial Products. The costs of such Withdrawal, Recall or other action, including the cost of repairing or replacing any Commercial Products, shall be paid by the party to whom causation is attributable.

4.3                               HQ Determines Commercial Products are Unsuitable

(a)                                  If HQ determines, in its reasonable discretion, that any Commercial Product is unsuitable or defective in any manner and that such unsuitability or defect creates a reasonable likelihood of adverse risk to the safety or quality of the Commercial Product, HQ shall immediately notify Bayer Canada, by telephone and facsimile transmission, of such deficiency. In the event that HQ, acting reasonably, notifies Bayer Canada that it is proceeding with the Withdrawal or quarantine of any Commercial Product, or is taking any other action to remedy any deficiencies in the Commercial Product, Bayer Canada shall reasonably co-operate in any such action as is required by HQ to remedy any deficiency. The costs of such action, including the cost of repairing or replacing any Commercial Products, shall be paid by HQ if it is the party to whom causation is attributable or by Bayer Canada if Bayer Canada or Talecris is the party to whom causation is attributable. For greater certainty, HQ is not required to notify Bayer Canada or Talecris of any defect or possible defect caused by HQ while the Commercial Product is in HQ’ care and control and where there is no impact on Talecris or Bayer Canada under this Agreement, unless otherwise required by any regulatory authority.

10 of 52

(b)                                 In the event that HQ has caused the Withdrawal or quarantine of a Commercial Product pursuant to Subsection 4.3(a), and it is subsequently determined that the Commercial Product did or does not create a reasonable likelihood of adverse risk to the safety or quality of the Commercial Product, as determined by Health Canada, HQ will be required to:

(i)                                     return the Commercial Product to the market or remove the quarantine as applicable; and

(ii)                                  compensate Bayer Canada for the direct costs to Talecris or Bayer Canada of such Withdrawal or quarantine.

4.4                               Significant Reduction in Consumer Preference

(a)                                  A significant reduction in Consumer preference for a Commercial Product occurs when orders for a Commercial Product drop for [***], together with evidence that the total market for the type of product in question has not decreased. HQ shall be required to notify Bayer Canada as soon as possible in writing in the event that HQ intends to implement this Consumer preference clause. Such notification shall contain evidence of [***] in Commercial Products orders and evidence that the total market for that type of product has not declined in a similar manner. HQ will informally communicate to Bayer Canada as soon as it suspects that this Consumer preference clause may need to be invoked to allow Bayer Canada to implement a plan to restore Consumer preference as soon as possible. For greater certainty, if the decline in demand is due to a shift by Consumers to another manufacturer’s product that is functionally equivalent to, but significantly technologically and/or scientifically superior to the Commercial Product, then HQ shall exercise the recourse set out in Section 15.1.

(b)                                 Following written notice that HQ intends to invoke Subsection 4.4(a), Bayer Canada will be granted:

(i) [***];

(ii) [***].

(c)                                  In the event that Bayer Canada fails to restore orders as set out in Paragraphs (i) and (ii) above, then the annual volume of the specific Commercial Product forecast by HQ shall be adjusted to reflect the loss of demand for the specific Commercial Product and the pricing shall be adjusted according to Schedule “A” for those Commercial Products identified in the Pricing Schedule-Consumer Preference Schedule and for those Commercial Products not identified therein, the price shall be renegotiated by HQ and Bayer Canada.

(d)                                 In the event that Bayer Canada does restore orders for the Commercial Product as provided for in this Section, [***] and the time set out in Subsections 4.4(b)(i) and 4.4(b)(ii), if applicable, will be deducted from the annual volume of Commercial Products forecast by HQ without any increase in price.

***CONFIDENTIAL TREATMENT REQUESTED

11 of 52

5.                                      FRACTIONATION SERVICES

5.1                               Forecasting

HQ shall provide Bayer Canada with an eighteen (18) month rolling forecast of the projected monthly supply of Plasma and the total monthly volume requirement for Fractionation Products (“Plasma and Fractionation Products Rolling Forecast”) by the fifth Business Day of each month (the “Plasma and Fractionation Products Forecast Day”). HQ shall further provide Bayer Canada on a quarterly basis with an estimate of the number of litres of Plasma to be shipped to Bayer Canada for fractionation for the next two (2) calendar quarters.

5.2                               Order for Fractionation Products

The forecast for each four (4) month period immediately following each Plasma and Fractionation Products Forecast Day in the Plasma and Fractionation Products Rolling Forecast shall be deemed to be a commitment by HQ to purchase from Bayer Canada the Fractionation Products shown in the four (4) month forecast and may not be amended except by the mutual written agreement of HQ and Bayer Canada. This four (4) month portion of the Plasma and Fractionation Products Rolling Forecast shall include specific ordering instructions for vial sizes as well as quantities of Fractionation Products.

5.3                               Prior Forecasts to be Honored

The Parties acknowledge that forecasts and commitments have been made prior to the Effective Date under the Main Agreement which are applicable to the first six (6) months of this Agreement. Each Party shall be bound by such forecasts and commitments in accordance with the terms and conditions of this Agreement.

5.4                               Forecasting Continued to Termination Date

The Parties hereto agree that HQ will continue to submit a Plasma and Fractionation Products Rolling Forecast to Bayer Canada on a monthly basis until this Agreement is terminated unless Bayer Canada and HQ agree in writing to phase out or amend the requirement for a monthly Plasma and Fractionation Products Rolling Forecast as this Agreement approaches the end of the Term.

5.5                               Survival of Orders after Termination

Any Plasma picked up by Bayer Canada from HQ for fractionation by Talecris into Fractionation Products prior to the termination or expiration of this Agreement shall be fractionated by Talecris and delivered to Bayer Canada for resale to HQ pursuant to this Agreement, and the rights and obligations of the Parties hereto shall survive to the extent required to complete and pay for the said Services.

6.                                      PLASMA COLLECTION AND PROCESSING

6.1                               Plasma Collection

HQ agrees that all Plasma it collects in Canada for pickup by Bayer Canada for fractionation by Talecris shall be collected, stored and transported in accordance with the Canadian Food and Drugs Act and the Drugs Directorate Guidelines on Blood Collection and Blood Component Manufacturing,

12 of 52

1992, established plasma specifications, and any amendments thereto and in accordance with current US Import for Export Regulations.

6.2                               Responsibility for Plasma in HQ’ Possession

HQ shall be responsible for and shall bear all risk of loss or damage to the Plasma collected while it is in its care, custody and control, including but not limited to any loss or damage resulting from the improper storage, handling, packing, crating, blocking and/or transportation of the Plasma to the Collection Centres, except as otherwise provided in this Agreement.

6.3                               Notice of Plasma Pickup by Bayer Canada

As of the Effective Date, Bayer Canada shall follow the schedule of collection of Plasma set out in Schedule “B”. Notwithstanding the foregoing, Bayer Canada shall provide HQ with reasonable advance notice of:

(i)                                     the time of pick up of any Plasma from the Collection Centres (during normal business hours), such advance notice being not less than forty-eight (48) hours; and

(ii)                                  such other pertinent information as Bayer Canada and HQ agree will be provided. In December of each year of the Term, an annual schedule for the following calendar year for the pick-up of Plasma from the Collection Centres for transport to Talecris fractionation facility will be agreed upon by Bayer Canada and HQ, taking into account the quantity of Plasma to be collected, storage capabilities and procurement plans. Such schedule is to serve as a guideline and may be amended by consent from time to time to account for fluctuations in the volume of Plasma stored at the Collection Centres.

6.4                               Pickup, Transportation and Storage of Plasma by Bayer Canada

Bayer Canada agrees to provide HQ with corrugated shipping containers, at no cost to HQ, to be utilized for the storage and transportation of the frozen Plasma. Bayer Canada shall be required at its own expense to pick up the Plasma from the Collection Centres and arrange for storage if required. The quality assurance department at Bayer Canada will audit the transportation carrier and any storage facility used by Bayer Canada on a regular basis. Bayer Canada, reserves the right to select, in reasonable consultation with HQ, an alternate carrier or storage facility at any time.

6.5                               Maximizing Transportation Efficiency

(a)                                  [***]

(b)                                 [***]

(i) [***];

***CONFIDENTIAL TREATMENT REQUESTED

13 of 52

(ii) [***]; and

(iii) [***].

6.6                               Bayer Canada Responsible for Exportation of Plasma

Bayer Canada is responsible for all costs incurred for the exportation of Plasma to the United States of America including transportation, duty, excise, brokerage fees and customs in addition to insuring documentation is prepared and available as required for exportation.

6.7                               Shipping Documents and Exportation of Plasma

Other than as set out in the SSA (as defined in Section 15.4), prior to each Plasma shipment from the storage facility, Bayer Canada will receive from HQ:

(i)                                     consolidated Plasma shipment summary document;

(ii)                                  statement of value for customs purposes; and

(iii)                               copies of Collection Centres Plasma shipment summaries.

Donor detail lists (bleed sheets listing testing and acceptance) shall be shipped directly to fractionation facility concurrent with the consolidated Plasma shipment from the storage facility.

6.8                               Responsibility for Plasma in Talecris’ or Bayer Canada’s Possession

Bayer Canada shall be responsible for and shall bear all risk of loss or damage to the Plasma while it is in the care, custody and control of Talecris or Bayer Canada. This responsibility includes, but is not limited to, any loss or damage resulting from the improper storage, handling, loading, blocking and/or transportation of the Plasma, except as otherwise provided for herein, together with responsibility for the manufacture of all Plasma Intermediates and Fractionation Products required hereunder. Each of Talecris and Bayer Canada shall take all reasonable steps within their respective responsibilities to ensure that Plasma and Fractionation Products are appropriately segregated and not intermingled with other raw materials or fractionation products when in its care and control.

6.9                               Talecris to Inspect Plasma

Immediately prior to the pooling of Plasma at Talecris’ US fractionation facility, Talecris shall inspect the Plasma or otherwise ascertain that it conforms to the requirements of the appropriate regulatory authorities. For greater certainty, other than as set out or to be set out in the SSA, Talecris has no duty to test the Plasma and this provision does not apply to latent defects or deficiencies and shall not release HQ from its liabilities or responsibility with respect to such Plasma.

***CONFIDENTIAL TREATMENT REQUESTED

14 of 52

6.10                        HQ Determines Plasma Delivered to Bayer Canada is Unsuitable

If, after any Plasma has been picked up by Bayer Canada, HQ determines, acting reasonably, that any of the Plasma is unsuitable or poses a reasonable likelihood of adverse risk to the safety or quality of any of Fractionation Products, HQ shall immediately notify Bayer Canada by telephone and facsimile transmission and shall provide instructions for amelioration, return to HQ, destruction or other disposition of the Plasma. All rejected Plasma or Plasma Intermediates shall be held at the expense and risk of HQ until, at its cost, HQ retakes possession of them or otherwise directs their disposition. However, if such circumstance is due to the negligence or willful misconduct of Talecris or Bayer Canada, such costs shall be borne by Bayer Canada.

6.11                        Right of Talecris and Bayer Canada to Reject HQ Plasma

(a)                                  Talecris and Bayer Canada shall have the right, at any time while the Plasma is in Talecris’ or Bayer Canada’s possession, as applicable, including after the Plasma has been pooled and during the fractionation process, to reject any Plasma or Plasma Intermediates which:

(i)                                     are determined to be deficient by HQ, with notice of any such deficiency to be provided to Bayer Canada pursuant to Section 6.10, or

(ii)                                  do not meet the standards set out in Section 6.1, or

(iii)                               are otherwise damaged, possibly contaminated, improperly packaged, labeled, stored, or improperly documented, or

(iv)                              are, in the reasonable discretion of Talecris or Bayer Canada, unsuitable or pose a reasonable likelihood of adverse risk to the safety, quality, purity, potency or efficacy of any of Fractionation Products.

(b)                                 Bayer Canada shall immediately notify HQ by telephone and facsimile transmission of any such rejection by Bayer Canada or by Talecris. HQ shall co-operate with Bayer Canada in any efforts to correct any deficiency attributable to any Plasma. Any retesting, reprocessing or additional processing and testing of Plasma, Plasma Intermediates or Fractionation Products shall be done by Talecris at the sole cost and expense of HQ with HQ consent, except in the case of rejected Plasma or Plasma Intermediates which are the responsibility of Talecris or Bayer Canada as provided for in Section 6.12. All rejected Plasma or Plasma Intermediates shall be held at the expense and risk of HQ until, at its cost, HQ retakes possession of them or otherwise directs their disposition. However, if such circumstance is due to the negligence or willful misconduct of Talecris or Bayer Canada, all such costs shall be paid by Bayer Canada.

6.12                        Plasma Rendered Unusable by Talecris or Bayer Canada

(a)                                  If any Plasma is rendered unusable while it is in the care, custody and control of Talecris or Bayer Canada, Bayer Canada shall replace Fractionation Products that were to result from the fractionation of such Plasma with equivalent products manufactured by Talecris (“Replacement Fractionation Products”). These Replacement Fractionation Products are to be supplied to HQ at the same cost as HQ would have been required to pay for Fractionation Products had Talecris or Bayer Canada not rendered the Plasma unusable. The availability of Replacement Fractionation Products from Bayer Canada for the purpose of this Section shall be determined

15 of 52

at the sole discretion of Bayer Canada, acting reasonably. Bayer Canada shall supply and deliver Replacement Fractionation Products on the date scheduled for the delivery of the Fractionation Products.

(b)                                 In the event that Bayer Canada is unable to supply Replacement Fractionation Products as set out above HQ may begin the procedures set out in Subsections 3.9(b) and (c).

6.13                        Quarterly Meetings

The Parties will, with CBS, which organization also has an agreement with Talecris and Bayer Canada, meet quarterly, beginning in the first quarter after the Effective Date. The purpose of these quarterly meetings is to discuss matters related to this Agreement including, but not limited to, reconciliation of Plasma and Products, operational issues, new processes, procedures and products, inventory levels and regulatory issues. Quarterly meetings may be cancelled if CBS, HQ, Talecris and Bayer Canada agree. CBS, Talecris or Bayer Canada may call a special meeting by giving written notice to HQ and the other parties. The location of the meetings is to be Ottawa, unless otherwise agreed. The Parties agree to have the necessary and appropriate representatives, as identified prior to the meeting, in attendance at the meetings. For greater clarity, Bayer Canada shall provide to HQ in writing, a complete reconciliation report of Plasma and Products prior to each quarterly meeting, provided that the quarterly meeting is scheduled at least six (6) weeks following the end of the prior quarter.

6.14                        Change to HQ Standard Operating Procedures

(a)                                  In the event that HQ materially alters any of its Standard Operating Procedures (“SOP”) affecting the collection of the Plasma to be used for Fractionation Services during the Term of this Agreement, HQ must inform Bayer Canada of the proposed change at least sixty (60) days in advance of implementing the change or, if such change is imposed by Health Canada within a shorter time frame, then HQ will notify Bayer Canada as soon as reasonably possible. HQ will work with Bayer Canada to evaluate the consequences of any such change on the Services.

(b)                                 Bayer Canada shall submit to HQ the costs associated with the change in SOP, including the cost of investigation such as additional validation work or pathogen safety research that may be required. HQ will notify Bayer Canada if it accepts such costs. The Parties recognize that any changes in the SOP that affect Fractionation Services could not be anticipated at the time the pricing of the Fractionation Services was agreed between the Parties, and that changing SOP could materially affect the cost and viability of the Fractionation Services.

6.15                        Work in Process

Effective from April 1, 2006;

(a)                                  The amount of Work in Process Inventory as measured by the volume in litres of Plasma held and in process, shall not exceed the volume of Plasma picked up by Bayer Canada from CBS and HQ in the previous eight (8) months for IGIV and ten (10) months for 25% Albumin unless the excess volume is caused directly or indirectly by HQ or CBS, Neither Talecris nor Bayer Canada shall be responsible for disruption in processing caused by insufficient Plasma available for pickup from HQ and CBS.

16 of 52

(b)                                 Work in Process Inventory includes all Plasma provided by HQ and CBS that has been picked up by Bayer Canada for Fractionation Services. It also includes all Fractionation Products, not yet released for distribution by Health Canada, processed from Plasma provided by HQ and CBS in the possession of Talecris or Bayer Canada.

(c)                                  Work in Process Inventory does not include Plasma collected by HQ and CBS held in Canada awaiting pick up by Bayer Canada unless delay in processing is due to Bayer Canada’s failure to pick up Plasma.

7.                                      DELIVERY OF FRACTIONATION PRODUCTS AND RECORDS

7.1                               Delivery Schedule and Report on Status of Fractionation Product Delivery

Talecris and Bayer Canada shall use reasonable best efforts to deliver Fractionation Products in accordance with the four (4) months forecast described in Section 5.2, and Bayer Canada shall be required to provide monthly written updates to HQ which shall include delivery status plans and a list confirming the Fractionation Products to be delivered for the upcoming six (6) week period (“Projected Delivery”).

7.2                               Notice of Delay in Delivery of Fractionation Products

(a)                                  Except as provided for in Section 7.3, should it become apparent prior to a projected delivery date that a delivery of Fractionation Products cannot be made on time, Bayer Canada shall promptly notify HQ of such delay and provide HQ with an estimate, by telephone and facsimile transmission, of when Fractionation Product will be delivered. If the delay in delivery will result in, or is likely to result in, a Shortage of any Fractionation Product, Bayer Canada shall be required, whenever possible, to provide Replacement Fractionation Products to HQ at the same price at which Bayer Canada would have provided Fractionation Products pursuant to this Agreement. The availability of Replacement Fractionation Products from Bayer Canada for the purpose of this Section shall be determined at the sole discretion of Bayer Canada acting reasonably.

(b)                                 In the event that Bayer Canada is unable to supply Replacement Fractionation Products as set out above, HQ may begin the procedures set out in Subsections 3.9 (b) and (c).

(c)                                  Bayer Canada shall reimburse HQ for any reasonable out-of-pocket expenses incurred by HQ in connection with any delay described in Section 7.2(a) above, including, without limitation, expenses relating to communications with Consumers, hospitals and clinics.

7.3                               Delay in Delivery of Fractionation Products due to HQ

Any delay in the delivery of Fractionation Products resulting from the failure of HQ or CBS to make the Plasma available to Bayer Canada in accordance with the Plasma and Fractionation Products Rolling Forecast shall be the responsibility of HQ and CBS and Talecris and Bayer Canada shall have no liability or responsibility therefrom. In the event of any such delay, Bayer Canada agrees to substitute Replacement Fractionation Products for Fractionation Products if available, on the terms provided for in this Agreement. The availability of Replacement Fractionation Products from Bayer Canada for the purpose of this Section shall be determined at the sole discretion of Bayer Canada

17 of 52

acting reasonably. Talecris will make all reasonable efforts to fractionate the delayed shipment of Plasma supplied by HQ in a timely manner.

7.4                               Records

Talecris and Bayer Canada shall maintain accurate records from the time that Talecris and Bayer Canada, as applicable, takes possession of the Plasma, including but not limited to, as applicable, records of the Plasma, Plasma Intermediates and Fractionation Products during acceptance, processing and storage as well as laboratory testing reports, assays, correspondence and other documents concerning lot processing, tracking plasma units throughout the fractionation process and releases. Such records shall be made available for examination by duly authorized representatives of HQ upon reasonable request.

8.                                      DELIVERY OF PRODUCTS

8.1                               Product Shelf Life

Bayer Canada shall ensure that all Products shipped to HQ pursuant to this Agreement shall have a remaining minimum shelf life of twelve (12) months. Where a Product or vial size is in short supply, and the available Product has less than the minimum remaining shelf life but no less than six (6) months remaining shelf life, Bayer Canada shall be entitled to deliver to HQ the Product with Bayer Canada’s agreement to take back any unused Product remaining in HQ’ inventory at the time of outdating. Where the only Product available has less than six (6) months remaining shelf life, Bayer Canada and HQ must agree to the shortened shelf life in writing and Bayer Canada agrees to take back any unused Product remaining in HQ’ inventory at the time of outdating, all at Bayer Canada’s cost.

8.2                               Delivery of Products

(a)                                  Bayer Canada will provide to HQ documentation satisfactory to HQ to establish that the Products received by HQ were transported under conditions where their quality and safety were not compromised.

(b)                                 Bayer Canada agrees to transport all Products using a carrier selected by Bayer Canada, which shall be required to operate in compliance with Bayer Canada’s established standard operating procedures.

(c)                                  When Products are available for shipment to HQ, a shipment notification shall be sent by Bayer Canada by facsimile to HQ for each lot, outlining the projected delivery date and method, product code, lot number expiry date, quantity, and include a copy of Health Canada’s lot release, and the certificate of analysis which includes the date and place of manufacture of the Product and the quality control test results as well as their acceptable ranges.

(d)                                 Bayer Canada agrees to coordinate all importation of the Products into Canada and to be responsible for all costs associated with the delivery of the Products into Canada and to the Warehouse, including transportation, storage, customs, excise, duty and brokerage fees.

(e)                                  The Products will be delivered by Bayer Canada to the Warehouse. In the event that HQ changes the location of its Warehouse during the Term:

18 of 52

 (i)                                  where there are additional costs associated with the change of location, HQ shall be responsible for such additional costs and liabilities associated with the delivery of the Products to the new location; or

(ii)                                  where there is a decrease in cost associated with the change of location, HQ shall be entitled to a price reduction for such decrease in costs and liabilities associated with the delivery of the Products to the new location.

Such costs shall include transportation, storage, customs, excise, duty and brokerage fees incurred by reason of such change of location. In emergencies or other extenuating circumstances Bayer Canada will, at the request of HQ, deliver Products to destinations other than the Warehouse. Any additional costs and liabilities resulting from such change in delivery shall be the responsibility of HQ; unless said emergency and/or extenuating circumstances arise directly or indirectly from the actions, whether negligent or not, omissions or misconduct of Talecris, Bayer Canada, Bayer Canada’s carrier or its permitted assigns. In this event, Bayer Canada shall be liable for all such costs.

8.3                               Responsibility for Products

Bayer Canada shall be responsible for and bear all risk of loss or damage to the Products to be delivered by Bayer Canada to the Warehouse while the Products are in Talecris’ or Bayer Canada’s care, custody and control. Such responsibility includes, but is not limited to, any loss or damage resulting from the improper storage, handling, packing, crating, loading, blocking and/or transportation of the Products to be delivered by Bayer Canada. For the purpose of this section, the time during which the Products are in transit from Talecris’ facility to the Warehouse, or other reasonable destination designated by HQ, shall be deemed to be a period during which the Products are in the care, custody and control of Bayer Canada. For greater certainty, the Products shall be f.o.b. the Warehouse.

8.4                               Duty of Inspection

(a)                                  HQ shall inspect the pallets of Products within ten (10) days after delivery to ensure there is no obvious damage to external packaging;

(b)                                 HQ shall notify Bayer Canada of damage as set out above and shall return any damaged Products to Bayer Canada at Bayer Canada’s expense, and shall receive a full credit. For greater certainty, HQ has no duty to test the Products and this provision does not apply to latent defects or product deficiencies and shall not relieve Talecris or Bayer Canada of its liability or responsibility for such defects or deficiencies.

9.                                      INVOICES AND PAYMENT

9.1                               Invoices

Bayer Canada shall include a packing slip with all deliveries of Products. Within [***], Bayer Canada shall deliver to HQ an invoice, in duplicate, for the Products delivered. All invoices shall be in [***] and shall set out the amounts of the Products, less any Products returned in accordance with this Agreement, Goods and Services Tax (“GST”) and other taxes payable on the order as well as Bayer Canada’s GST registration number if applicable.

***CONFIDENTIAL TREATMENT REQUESTED

19 of 52

9.2                               Price

The prices for Commercial Products to be charged to HQ by Bayer Canada during the [***] of the Term are in [***] in accordance with Schedule “A”. The prices to be charged to HQ for the Services for the [***] of the Term are in [***] and charged according to Fractionation Products produced in accordance with Schedule “D”

9.3                               Price Adjustments

(a)                                  Annual

Prices for all Products may increase at the start of each Agreement year (Beginning April 1, 2006) by up to the maximum of the average increase in CPI over the previous calendar year.

(b)                                 Improvements Mandated by Regulator - Products

Where Talecris is directed by the regulator with authority, to make an Improvement which will result in a price increase for a Product, Bayer Canada shall provide HQ with notice in accordance with Section 10.2 and shall substantiate the proposed price increase. Bayer Canada and HQ shall negotiate in good faith the amount and timing of any proposed price increase to HQ. If HQ does not agree to accept the price or timing, then Bayer Canada and HQ have the right to terminate the Agreement with respect to the Product, immediately upon notice to the other Party without any cost or penalty.

(c)                                  Talecris Initiated Improvements - Commercial Products

With respect to an Improvement initiated by Talecris for a Commercial Product which will result in a price increase, Bayer Canada shall notify HQ by June 30 of the prior year, Bayer Canada shall substantiate the price increase and Bayer Canada and HQ shall negotiate in good faith the amount and timing of any proposed price increase to HQ which, for greater clarity will not be implemented prior to April 1 of the following year. If HQ does not agree to accept the price from Bayer Canada, then Bayer Canada or HQ has the right to terminate the Agreement with respect to the Commercial Product, immediately upon notice to the other Party, without any cost or penalty.

(d)                                 Talecris Initiated Improvements - Fractionation Products

With respect to an Improvement initiated by Talecris for a Fractionation Product, Bayer Canada shall notify HQ in accordance with Section 10.2, and;

(i)                                     Subject to Section 1.6, if this Improvement will increase the price of the Fractionation Product to HQ, or will require HQ to make a change to its collection, processing, storage or shipping of Plasma (“HQ Process”) HQ and Bayer Canada shall negotiate in good faith the amount and timing of the proposed price increase to HQ. If HQ does not agree to accept a price increase, or is unwilling or unable to make the required change to HQ Process then Talecris remains obligated to continue to provide Fractionation Services in accordance with this Agreement until the expiry of the Term. If Talecris Initiated Improvement becomes mandated by the regulator during the Term of the Agreement then HQ agrees to pay the price increase retroactively to the implementation of such Improvement. If HQ and Bayer Canada do not agree on the price increase for the mandated Improvement, the Parties shall proceed to arbitration.

***CONFIDENTIAL TREATMENT REQUESTED

20 of 52

(ii)                                  If this Improvement will not increase the price and does not require a change to HQ Process, Talecris may implement such Improvement on notice by Bayer Canada to HQ.

9.4                               Payment Terms

[***]

9.5                               Value added

(a)                                  In consideration of the Products and Services purchased pursuant to this Agreement, Bayer Canada will provide from Talecris:

(i)                                     A contribution of [***] Canadian funds per year to the Partnership Fund if a minimum of [***] equivalent of Intravenous Immunoglobulin (combined Commercial Product and Fractionation Products and combined forecast of CBS and HQ) is purchased in the year. For further clarification, the reference to [***] Canadian funds in this Subsection refers to total contribution to the Partnership Fund and not [***] Canadian funds to each of CBS and HQ;

(ii)                                  a contribution of [***] Canadian funds to HQ for each year Fractionation Services are provided pursuant to this Agreement. These funds are to be used for educational purposes, in HQ’ sole discretion, and HQ agrees to recognize Talecris’ contribution to each project supported by this fund.

(iii)                               a contribution of [***] related to the transfer of business to Talecris, payable immediately upon execution of this Agreement.

(b)                                 In the event Talecris sells its business or any portion thereof, Talecris agrees to continue to make the contributions set out in Section 9.5(a), based on the total volume of Products set out in Subsection 9.5(a)(i) and the Services specified in Subsection 9.5(a)(ii) pursuant to any assignment of any portion of the Agreement.

9.6                               Pricing Not Affected by Remedies

In the event that HQ exercises any right or remedy as a result of supply problems caused or to the extent contributed by Talecris or Bayer Canada that reduces the amount of any Product delivered to HQ by Bayer Canada under this Agreement, the annual volume for that Product shall be reduced by such amount but the pricing for that Product shall remain at the level determined by Schedule “A” as if the annual volume were not so reduced.

9.7                               Deposit

[***]

***CONFIDENTIAL TREATMENT REQUESTED

21 of 52

[***]

In the event that HQ no longer requires Bayer Canada to maintain any HQ inventory (E2 or E3) on its premises, HQ shall give Bayer Canada thirty (30) days written notice and Bayer Canada shall, at the expiration of said notice, [***] to HQ. HQ shall be required to purchase the E2 and E3 inventory (which inventory is described in Schedule E) from Bayer Canada, that has been released by Health Canada and within the thirty (30) day notice period set out herein, and any remaining E3 inventory immediately upon release. In the event that HQ has not purchased the released E2 and E3 inventory after it has been released by Health Canada within the thirty (30) day notice period set out herein, Bayer Canada shall be entitled to [***] until all of the E2 and E3 inventory has been purchased from Bayer Canada by HQ.

Each week Supplier will use reasonable commercial effort to provide HQ with an inventory level report reflecting the inventory levels E2 and E3. On HQ’s reasonable request, Supplier shall provide verbal inventory level reports for the inventory levels E2 and E3.

E2 inventory held at Bayer Canada’s facilities and released for sale by Health Canada is a major part of HQ safety stock coverage. In consideration, Bayer Canada shall use all reasonable efforts to ensure to hold the totality of levels E2 and E3 on behalf of HQ.

[***]

10.                               REGULATORY AND QUALITY ASSURANCE MATTERS

10.1                        Regulatory Condition of Supply

Bayer Canada shall obtain and submit a copy of the Notice of Compliance issued by Health Canada to HQ in order to show that the Products to be supplied meet the requirements of Health Canada,

***CONFIDENTIAL TREATMENT REQUESTED

22 of 52

10.2                        Improvements

(a)                                  In the event that Talecris makes or plans to make an Improvement, Bayer Canada shall advise HQ of such change or planned change at least three (3) months prior to the implementation of any such change, except under exceptional circumstances, such as where patient safety is involved, when the notification period may be shorter. Updates will be provided by Talecris at the quarterly Fractionation meetings.

(b)                                 With HQ’ agreement, in the event that the Improvement will require HQ to change HQ Process for fractionation, Bayer Canada shall provide HQ with six (6) months advance notice to enable it to make the change, validate it and apply to Health Canada for amendment to its license.

(c)                                  In the event that any regulator with authority notifies Talecris that it will be requiring any such Improvement in a shorter timeframe, Bayer Canada shall notify HQ within five (5) Business Days of receipt of notice by Talecris of such required change.

(d)                                 In addition, if the Improvement requires approval by Health Canada, Bayer Canada shall notify HQ within five (5) Business Days of the date the application is filed with Health Canada.

(e)                                  If Talecris makes any Improvement to the Commercial Products in the United States of America, and unless the Parties otherwise agree, Talecris and Bayer Canada shall use all reasonable efforts to include such Improvement in the Commercial Products being supplied under this Agreement. Talecris and Bayer Canada will at the time of, or within a reasonable timeframe and no longer than six (6) months after filing the submission for the improved or changed Commercial Product in the United States of America, apply for approval of Health Canada for the Improvement. Should the Improvement not be permitted due to Health Canada requirements, Bayer Canada will advise HQ.

 (f)                                 No Party shall be responsible for, or have any liability to, any other Party with respect to any delays in obtaining such approval to the extent these delays are caused by Health Canada or result from the failure to meet any requirements imposed or administered by Health Canada that are significantly more onerous than those of the FDA.

10.3                        Special Access Program

(a)                                  If any Commercial Product, licensed at the time of execution of this Agreement, is no longer licensed by Health Canada and becomes available only under SAP during the Term, such Commercial Product shall be provided to HQ for release pursuant to SAP (“SAP Commercial Product”). HQ agrees that it will only carry the inventory level El set out in Schedule “E”. In this particular case, Bayer Canada will not be required to maintain inventory levels E2 and E3 as set out in Schedule “E” for SAP Commercial Product unless Bayer Canada and HQ otherwise agree.

(b)                                 Notwithstanding Subsection 10.3(a), if Health Canada requires HQ to move to a licensed product produced by any other manufacturer, Bayer Canada shall reimburse HQ for any inventory of SAP product(s) upon return of such SAP product. In this event, HQ will have the option to terminate this Agreement with respect to such SAP Commercial Product(s).

23 of 52

 (c)                               If an SAP Commercial Product becomes licensed by Health Canada during the Term, and HQ has not moved to a licensed product produced by another manufacturer, Bayer Canada agrees to replace any inventory of SAP Commercial Product with licensed Commercial Product at no cost to HQ. If the SAP Commercial Product is converted into a licensed Commercial Product by Health Canada and may validly be distributed, then HQ will not be entitled to the replacement of said inventory.

10.4                        Communications

Bayer Canada shall promptly advise HQ and provide HQ with copies of the following correspondence with Health Canada regarding the Commercial Products, Replacement Products manufactured by Talecris, Fractionation Products, Replacement Fractionation Products manufactured by Talecris, their manufacture, the processing of Plasma into Fractionated Product, and/or the inspection of any of Talecris’ of Bayer Canada’s facilities:

(i)                                     Supplemental/New Drug Submission and New Drug Submission cover letters only or if the said letters do not clearly identify the nature of the submission, documentation identifying the nature of the submission;

(ii)                                  Notices Of Compliance;

(iii)                               Product Monographs approved by Health Canada;

(iv)                              Health Canada Exit Notices and Responses;

(v)                                 FDA 483’s and Talecris’ Responses;

(vi)                              Recall/Withdrawal information and correspondence ; and

(vii)                           Warning letters issued by the FDA or Notices of Intent issued by Health Canada with respect to premises where Products are manufactured.

Other documents regarding regulatory issues will be provided to HQ by agreement of Bayer Canada on a case by case basis.

10.5                        Talecris and Bayer Canada Information

Bayer Canada shall, upon execution of this Agreement, notify HQ, in writing, of the name of its and Talecris’ senior regulatory person. In the event of a change of either designated person during the Term, Bayer Canada shall immediately notify HQ, in writing, of such change.

10.6                        Compliance Audit

HQ shall be entitled to audit Talecris’ and Bayer Canada’s facilities and quality systems, the books and records of Talecris and Bayer Canada in respect of production and quality assurance matters arising from the Agreement; provided that such audit is at the expense of HQ, and is conducted at a reasonable time. The results of all audits will be maintained as confidential to be used for the purposes of and as contemplated by this Agreement or as otherwise required by law.

24 of 52

Talecris and Bayer Canada shall provide responses including corrective measures to audit observations in a timely manner. Talecris and Bayer Canada shall use their best efforts to implement said measures within a reasonable time frame.

11.                               PRODUCT WITHDRAWALS/RECALLS

11.1                        Recall / Withdrawal

(a)                                  Immediately upon execution of this Agreement, Talecris and Bayer Canada shall establish and HQ shall be notified by Bayer Canada of Talecris’ and Bayer Canada’s respective toll-free telephone number and contact name(s) for customers’ enquiries or questions.

(b)                                 Talecris and Bayer Canada must provide supporting information or documentation to HQ for dissemination within twenty-four (24) hours by telephone and facsimile of a decision to Recall/Withdraw any of the Commercial Products, or Fractionation Products.

(c)                                  Subject to Sections 4.2 and 4.3, all costs of Recall/Withdrawal including all incremental costs incurred by the Parties, both internal and out of pocket, shall be the responsibility of and shall be paid by HQ if the causation is attributable to HQ or by Bayer Canada if the causation is attributable to Talecris or Bayer Canada.

(d)                                 Subject to Subsection 11.1(e) Bayer Canada will provide the spokesperson on the specifics of the Recall/Withdrawal and shall provide an explanation as to why the Product was recalled/withdrawn unless the Withdrawal is initiated by HQ.

(e)                                  Any news release or disclosure relating to a removal from the market, quarantine, Recall or Withdrawal of a Product and referencing HQ must be reviewed and approved by HQ prior to release by Bayer Canada or Talecris.

(f)                                    Any news release or disclosure, excluding customer cover letters, relating to a removal from the market, quarantine, Recall or Withdrawal of a Product and referencing Talecris or Bayer Canada must be reviewed and approved by Bayer Canada prior to release by HQ.

11.2                        Patient Notification System

Talecris and Bayer Canada understand that the Patient Notification System (PNS) was created to provide a fast, confidential method to provide information to Consumers on Recall or Withdrawal events. Talecris and Bayer Canada each agrees, at its cost, to participate in the PNS as a subscriber and to provide all information regarding Recalls or Withdrawals to PNS at the same time the information is provided to Health Canada and HQ.

11.3                        Adverse Event Reporting

In accordance with Health Canada regulations, HQ will promptly notify Bayer Canada by facsimile of any adverse drug reactions potentially associated with the use of the Products reported to it. Bayer Canada shall provide written reports on investigation within ninety (90) days of receipt of HQ’ written notification.

25 of 52

11.4                        Replacement Products and Replacement Fractionation Products

Any Replacement Products or Replacement Fractionation Products proposed by Bayer Canada under Sections 3.8, 3.9, 6.12, 7.2 and 7.3 must be licensed by Health Canada or if no Replacement Products or Replacement Fractionation Products are licensed by Health Canada, approved by Health Canada under its SAP.

12.                               REPRESENTATIONS, WARRANTIES AND INSPECTION

12.1                        Representations and Warranties of the Parties

Each of the Parties represents and warrants that at the time of entering into this Agreement:

(a)                                  It is duly organized, validly existing and is in good standing under the laws of its jurisdiction of incorporation, and is qualified to do business and in the case of HQ to carry on its activities, and is in good standing in each jurisdiction in which the performance of its obligations hereunder requires such qualification (except where such failure to qualify would not have a material adverse effect) and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

(b)                                 The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate or other legal action and do not and will not:

(i)                                     require any consent or approval of its shareholders or members as the case may be;

(ii)                                  violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it and known to it or any provision of its charter documents; or

(iii)                               result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

(c)                                  This Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

 (d)                              It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations.

(e)                                  It has good and marketable title to or valid leases or licenses for all its properties, rights and assets necessary for the completion of its responsibilities under this Agreement, subject only to the claim of any relevant lessor or licensor.

26 of 52

(f)                                    There are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to its knowledge) threatened against it that, if adversely determined could (either individually or in the aggregate) have a material adverse effect on its ability to perform its obligations under this Agreement.

12.2                        Applicable Laws and Notice of Compliance

12.2.1                                                                  Talecris and Bayer Canada represent and warrant to HQ that the Products have been and are manufactured in accordance with Canadian regulations and all other applicable laws and regulations and comply therewith. Talecris and Bayer Canada further represent and warrant that, if required, valid Health Canada approvals have been issued and are in good standing. Bayer Canada shall notify HQ immediately upon any notice of deficiencies or requests for submissions with respect to any of the Products.

12.2.2                                                                  Bayer US represents and warrants with respect to Plasma picked up and to Commercial Products and Fractionation Products manufactured or partially manufactured prior to the Effective Date (“Existing Products”), that such Existing Products have been stored and/or are manufactured in accordance with Canadian regulations and all other applicable laws and regulations and comply therewith. Bayer US further represents and warrants that, if required, valid Health Canada approvals have been issued and are in good standing. Bayer Canada shall notify CBS immediately upon any notice of deficiencies or requests for submissions with respect to any of the Existing Products. Notwithstanding anything to the contrary above, Bayer US’ representations and warranties only relate to its handling of the Plasma and its manufacturing or partial manufacturing of the Commercial Products and Fractionation Products prior to the Effective Date. Any handling of the Plasma and manufacturing or partial manufacturing of the Commercial Products and Fractionation Products on or after the Effective Date is represented and warranted by Talecris and Bayer Canada as per Section 12.2.1 above.

12.3                        Title and Warranty on the Products

Talecris and Bayer Canada hereby warrant:

(i)                                     title in and to the Commercial Products;

(ii)                                  the Products’ conformance to any specification, description or design furnished by Talecris in any product inserts or labeling;

(iii)                               that the Products shall conform to the Product Specifications; and

(iv)                              that the Products shall comply with all laws, regulations or codes in force in Canada.

Talecris and Bayer Canada further warrant that the Products shall be transported to HQ in a manner in which their quality, safety and efficacy are not compromised.

27 of 52

12.4                        Guaranteed Yield

(a)                                  Talecris and Bayer Canada guarantee that the minimum annual IGIV yield from Plasma processed through the chromatography process shall be [***].

(b)                                 Once Talecris has fractionated [***] (excluding reprocessed lots), Talecris and Bayer Canada agree that the minimum guarantee yield shall be adjusted to [***] of these lots, effective immediately.

(c)                                  Talecris and Bayer Canada guarantee that the minimum yield for [***].

(d)                                 If the yield falls below the above stated amounts for either [***], Bayer Canada will provide additional Commercial Product to make up the deficiency, at the lesser of the price HQ pays for Fractionation Products or Commercial Products.

12.5                        Current Information

Talecris and Bayer Canada represent and warrant that the information currently provided to HQ and which will, from time to time, be amended or further provided with the Products, including without limit, any regulatory filings, circulars and package inserts, are current, accurate and fulfill any regulatory requirements for the Products.

12.6                        No Waiver

Each of the foregoing warranties shall not be (nor shall the same be deemed to be) waived, in whole or in part, as a result of any inspection or pre-testing conducted by or on behalf of HQ or any third party, except as expressly provided for herein.

12.7                        Survival of Representations and Warranties

All representations, warranties, covenants and indemnities made herein or in any document delivered pursuant hereto or incorporated by reference herein, whether expressed or implied by law or otherwise, shall survive inspection and acceptance thereof and payment thereof and shall enure to the benefit of the Parties notwithstanding the termination or expiration of this Agreement.

13.                               PATENT PROTECTION

13.1                        No Infringement

Talecris and Bayer Canada hereby represent and warrant to the best of their knowledge to HQ that none of the Commercial Products or processes related to the provision of Fractionation Services or any component thereof infringe or will constitute an infringement of any patents, trademarks, cell ownership, industrial designs, copyrights and trade secrets when Products are used according to approved uses.

***CONFIDENTIAL TREATMENT REQUESTED

28 of 52

13.2                        Infringement by a Product or Process

Should any Commercial Product or process related to the fractionation of Plasma be found to infringe any third party intellectual property rights, Talecris and Bayer Canada shall, in addition to the indemnity provided in Section 14.3, in respect to each infringing Product or process:

(i)                                     substitute the Product with fully equivalent non-infringing product;

(ii)                                  modify the infringing Product or process so that it no longer infringes but remains functionally equivalent; or

(iii)                               obtain for HQ at Bayer Canada’s expense, the right to continue to use the Commercial Products, or Fractionation Products manufactured by the infringing process.

14.                               INSURANCE AND INDEMNIFICATION

14.1                        Talecris’ and Bayer Canada’s Insurance

Talecris and Bayer Canada shall each provide and maintain during the Term of the Agreement, at their own expense, the following insurance coverage: general liability insurance shall have limits no less than five million dollars ($5,000,000) and product liability insurance shall have limits no less than five million dollars ($5,000,000) per incident and five million dollars ($5,000,000) per annum in the aggregate.

(a)                                  Bayer Canada shall provide HQ with proof of valid insurance coverage for both Talecris and Bayer Canada. A certificate of insurance issued by the insurer shall be acceptable to HQ as proof of coverage.

(b)                                 All of the aforementioned certificates provided by the insurer to Talecris and Bayer Canada shall certify the following:

(i)                                     that the required insurance policies are valid and the coverage specified in Section 14.1, is in effect;

(ii)                                  that HQ has been added to the certificate as an additional named insured with respect to the general liability insurance referred to in Section 14.1;

(iii)                               a cross-liability clause is in existence;

(iv)                              the insurer shall provide notice of amendments or cancellation to HQ; and

(v)                                 a waiver of subrogation in favor of HQ.

(c)                                  Bayer Canada shall provide HQ with at least fifteen (15) days advance written notice of any policy cancellation or any change in the amount of coverage or type of insurance stipulated with respect to Talecris or Bayer Canada. In no case shall Talecris or Bayer Canada materially alter, cancel or allow to lapse any stipulated insurance while HQ is receiving Products or Services pursuant to the terms and conditions of this Agreement.

29 of 52

(d)                                 The foregoing insurance provisions shall not limit the amount or type of insurance otherwise required by law. It shall be the sole responsibility of Talecris and Bayer Canada to determine what additional insurance coverage, if any, is necessary and advisable for its own protection or to fulfill its obligations under this Agreement. Any such additional insurance shall be provided and maintained by Talecris or Bayer Canada, as applicable at its own expense.

(e)                                  Talecris and Bayer Canada each warrants to HQ that Talecris or Bayer Canada has not done or will not do anything which would cause the stipulated insurance policy or policies carried by Talecris or Bayer Canada to be suspended, impaired, cancelled or otherwise adversely affected.

(f)                                    In the event of a proceeding, claim or demand brought or made against HQ, involving Talecris or Bayer Canada, HQ shall forthwith provide notice to Bayer Canada and vice versa.

14.2                        HQ Insurance

HQ shall provide and maintain during the Term of the Agreement, at its own expense, the following insurance coverage: general liability insurance shall have limits no less than five million dollars ($5,000,000) per incident and five million dollars ($5,000,000) per annum in the aggregate.

(a)                                  HQ shall provide Bayer Canada with proof of valid insurance coverage. A certificate of insurance issued by the insurer shall be acceptable to Bayer Canada as proof of coverage.

(b)                                 All of the aforementioned certificates provided by the insurer to HQ shall certify the following:

(i)                                     that the required insurance policies are valid and the coverage specified in Section 14.2, is in effect;

(ii)                                  that Bayer Canada has been added to a certificate as an additional named insured with respect to the general liability insurance referred to in Section 14.2;

(iii)                               a cross-liability clause is in existence;

(iv)                              the insurer shall provide notice of amendments or cancellation to Bayer Canada; and

(v)                                 a waiver of subrogation in favor of Bayer Canada.

(c)                                  HQ shall provide Bayer Canada with at least fifteen (15) days advance written notice of any policy cancellation or any change in the amount of coverage or type of insurance stipulated. In no case shall HQ materially alter, cancel or allow to lapse the stipulated insurance during the Term.

(d)                                 The foregoing insurance provisions shall not limit the amount or type of insurance otherwise required by law. It shall be the sole responsibility of HQ to determine what additional insurance coverage, if any, is necessary and advisable for its own protection or to fulfill its obligations under this Agreement. Any such additional insurance shall be provided and maintained by HQ at its own expense.

30 of 52

(e)                                  HQ warrants to Bayer Canada that HQ has not done or will not do anything which would cause the stipulated insurance policy or policies carried by HQ to be suspended, impaired, cancelled or otherwise adversely affected.

(f)                                    In the event of a proceeding, claim or demand brought or made against Talecris or Bayer Canada involving HQ, Bayer Canada shall forthwith provide notice to HQ and vice versa.

14.3                        Indemnity

(a)                                  Each of the Parties shall indemnify and hold the other(s) and their respective members, directors, officers, employees, agents and other representatives harmless from and against all damages, costs, expenses, charges, losses or liabilities whatsoever (including, without limitation, claims of third parties of whatsoever kind and legal fees, but excluding special, incidental or consequential damages) arising from or incidental to any failure by such party to perform and discharge its obligations and liabilities herein; PROVIDED HOWEVER that this indemnity shall not apply (nor shall it be deemed to apply) to the extent of any damages, costs, expenses, charges, losses or liabilities whatsoever resulting from, or contributed to by, the negligence, wrongful intentional act or failure to act or breach of Agreement of the claiming party or its members, trustees, directors, officers, employees, agents and representatives.

(b)                                 HQ hereby agrees to indemnify and hold Talecris and Bayer Canada, and their respective directors, officers, employees, agents and other representatives harmless from and against all damages, costs, expenses, charges, losses or liabilities whatsoever (but excluding special, incidental or consequential damages) arising from or incidental to any latent defect in the Plasma; PROVIDED HOWEVER that this indemnity shall not apply (nor shall it be deemed to apply) to the extent that those damages, costs, expenses, charges, losses or liabilities whatsoever resulted from:

(i)                                     the negligence of, or an intentional act or failure to act by Talecris or Bayer Canada; or,

(ii)                                  the material breach by Talecris or Bayer Canada of any of the terms or conditions of this Agreement; or,

(iii)                               any unauthorized or false warranty made by Talecris or Bayer Canada.

(c)                                  Talecris and Bayer Canada hereby agree to indemnify and hold HQ, and its respective directors, officers, employees, agents and other representatives harmless from and against all damages, costs, expenses, charges, losses or liabilities whatsoever (but excluding special, incidental or consequential damages) arising from or incidental to any latent defect in the Products; PROVIDED HOWEVER that this indemnity shall not apply (nor shall it be deemed to apply) to the extent that those damages, costs, expenses, charges, losses or liabilities whatsoever resulted from:

(i)                                     the negligence of, or an intentional act or failure to act by HQ; or,

(ii)                                  the material breach by HQ of any of the terms or conditions of this Agreement; or,

(iii)                               any unauthorized or false warranty made by HQ.

31 of 52

(d)                                 In the event that a party (the “Indemnitee”) becomes aware of any action, claim or demand in respect of which the other party (the “Indemnitor”) is liable to indemnify Indemnitee pursuant to this Agreement, the Indemnitee shall promptly notify the Indemnitor thereof. The Indemnitor shall at all times have the right at its sole and only expense to dispute and contest in the name of the Indemnitee or otherwise any such action, claim or demand. The Indemnitee shall fully co-operate with the Indemnitor and its counsel in any proceedings with respect to any such action, claim or demand.

(e)                                  These indemnities shall survive the termination of this Agreement and shall be in addition to and shall not affect any other indemnity contained herein. The Indemnitor shall also have the right at all times, at its sole and only expense, to settle any action, claim or demand subject to the right of the Indemnitee to approve any and all documentation of or relating to, such settlement.

14.4                        Approval of Counsel

The Indemnitee reserves the right to approve or reject (acting reasonably) counsel for any lawsuit or proceeding for which any claim for indemnification may be made against the Indemnitor. In the event of any such suit neither party nor its representatives shall make any public disclosure or comment (other than as part of the actual legal proceedings) without the prior written consent of the other.

15.                               CHANGE

15.1                        Technological Change

(a)                                  If HQ believes, acting reasonably, that:

(i)                                     a third party has Health Canada’s approval to introduce a new product to the Canadian market which is functionally equivalent to, but significantly technologically and/or scientifically superior to any of the Commercial Products supplied under this Agreement; or

(ii)                                  the Commercial Products are obsolete;

HQ shall promptly notify Bayer Canada as to its belief and shall provide reasoning and documentation to support such claim. Bayer Canada shall have fifteen (15) days from the receipt of the said notice to respond to HQ, either agreeing or disagreeing with such belief and shall provide reasoning and documentation for its position.

If Bayer Canada agrees with HQ, HQ may immediately proceed to acquire Replacement Products from alternative source(s). If Replacement Products are obtained by HQ the relevant quantity of Commercial Product to be obtained from Bayer Canada pursuant to the Agreement shall be decreased accordingly.

If Bayer Canada fails to respond to HQ within fifteen (15) days, then HQ shall have the right to cancel the Agreement with respect to the Commercial Product(s) in question.

(b)                                 Subject to Section 1.6, if HQ believes, acting reasonably, that:

32 of 52

(i)                                     a third party will be introducing or has introduced a new process for fractionating Plasma which is functionally equivalent to, but significantly technologically and/or scientifically superior to the process used for fractionating HQ Plasma pursuant to this Agreement; or

(ii)                                  the Fractionation Products are obsolete;

HQ shall promptly notify Bayer Canada as to its belief and shall provide reasoning and documentation to support such claim. Bayer Canada shall have fifteen (15) days from the receipt of the said notice to respond to HQ, either agreeing or disagreeing with such belief and shall provide reasoning and documentation for its position.

If Bayer Canada agrees with HQ, HQ may immediately proceed to contract with alternative source(s) for the purchase of fractionation services. If an alternative source of service is obtained by HQ the portion of the Agreement relating to Fractionation Services or particular Fractionation Products shall be terminated, subject to Section 5.5.

If Bayer Canada fails to respond to HQ within fifteen (15) days, then HQ shall have the right to cancel the Agreement with respect to the Services, subject to Section 5.5.

15.2                        Dispute Resolution

(a)                                  For the purposes of Section 15.1 only, if Bayer Canada does not agree:

(i)                                     that the third party’s product or service is significantly technologically and/or scientifically superior, or

(ii)                                  that the Commercial Product is obsolete;

Bayer Canada shall so notify HQ, and HQ and Bayer Canada shall attempt, by bona fide negotiations, to resolve their differences, within a reasonable period not to exceed thirty (30) days from HQ’ receipt of Bayer Canada’s notice.

In the event that HQ and Bayer Canada cannot resolve a dispute under this Section within the thirty (30) day period, the matter may be referred to arbitration by Bayer Canada pursuant to the provisions of Article 17.

(b)                                 If, after the thirty (30) day period set out in (a) such dispute remains unresolved, HQ shall be entitled to purchase Commercial Products or Fractionation Services from the third party pending resolution of the dispute. If the dispute is resolved in Bayer Canada’s favor, HQ shall be required to resume purchasing the Products or Services from Bayer Canada as soon as is reasonably possible and shall be liable to Bayer Canada for any loss, including any loss of profit, incurred by Bayer Canada as a result of HQ purchasing products or fractionation services from a third party pursuant to this Section. The parties hereto agree that a reasonable estimate of Bayer Canada’s loss for the purposes of this Section shall be 15% of the price HQ pays for Product that HQ failed to purchase because of HQ’ decision to purchase products or services from a third party.

33 of 52

15.3                        Intentionally Omitted

15.4                        Parvovirus B19 Testing and the Change to the Caprylate/Chromatography Process

The Parties have entered into a Supplemental Services Agreement (the “SSA”), effective April 1, 2005. All Plasma picked up on or after April 1, 2005 will be tested for high levels of parvovirus B 19, and the terms of the SSA shall govern this.

16.                               TERMINATION

16.1                        Termination of Agreement

HQ or Talecris, at its option, may, without prejudice to any other right or remedy it may have, immediately terminate this Agreement or suspend its obligations hereunder if an Event of Default (as defined in Section 16.2, 16.3 or 16.4 as applicable) occurs (other than, in the case of HQ, an Event of Default with respect to itself, or, in the case of Talecris, an Event of Default with respect itself or with respect to Bayer Canada) by giving the other Parties written notice thereof. If such termination or suspension occurs, the terminating party shall be relieved of any further obligations under this Agreement, other than obligations that are intended to survive termination and payment of any outstanding invoices or obligations previously incurred.

16.2                        Talecris Event of Default

A Talecris “Event of Default” shall mean:

(a)                                  the failure by Talecris to meet the claims, representations or warranties made on labeled promotional or product information or on labeled products as required pursuant to this Agreement;

(b)                                 any misrepresentation herein contained resulting in a material adverse effect on HQ or any material breach by Talecris of any warranty, obligation or other provision of this Agreement. It is acknowledged and agreed that persistent or repeated minor breaches can amount to a material breach if they cause a significant adverse effect to HQ;

(c)                                  an attachment is made of all or substantially all of the property or assets of Talecris;

(d)                                 the making of a general assignment by Talecris for the benefit of its creditors;

(e)                                  the appointment (by court order or otherwise) of a receiver, receiver and manager or a trustee for the benefit of one or more of the creditors of Talecris;

(f)                                    the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or the filing of an answer or admission seeking relief pursuant to applicable bankruptcy law pertaining to Talecris or any filing by or against Talecris of any proceedings under the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C.-36, as amended, or comparable legislation in the USA; or

(g)                                 the filing of an involuntary petition in bankruptcy pertaining to Talecris which petition is not dismissed, vacated, set aside or stayed within forty-five (45) days.

34 of 52

An Event of Default shall, for the events described in Subsections 16.2(a) and (b) above, take effect thirty (30) days after notice being given by HQ to Bayer Canada specifying the default or breach, during which time Talecris shall be entitled to cure the noted default.

16.3                        HQ Event of Default

An HQ “Event of Default” shall mean:

(a)                                  any misrepresentation herein contained resulting in a material adverse effect on Talecris or Bayer Canada or any material breach by HQ of any warranty, obligation or other provision of this Agreement. It is acknowledged and agreed that persistent or repeated minor breaches can amount to a material breach if they cause a significant adverse effect to Talecris or Bayer Canada;

(b)                                 an attachment is made of all or substantially all of the property or assets of HQ;

(c)                                  the making of a general assignment by HQ for the benefit of its creditors;

(d)                                 the appointment (by court order or otherwise) of a receiver, receiver/manager or a trustee for the benefit of one or more of the creditors of HQ;

(e)                                  the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or the filing of an answer or admission seeking relief pursuant to applicable bankruptcy law pertaining to HQ or any filing by or against HQ of any proceedings under the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C.-36, as amended;

(f)                                    the filing of an involuntary petition in bankruptcy pertaining to HQ which petition is not dismissed, vacated, set aside or stayed within forty-five (45) days; or

(g)                                 HQ, or its successor, ceases to coordinate or loses the authority to coordinate the blood supply program in the province of Quebec.

An Event of Default shall, for the events described in Subsection 16.3(a) above, take effect thirty (30) days after notice being given by Bayer Canada specifying the default or breach, during which time HQ shall be entitled to cure the noted default.

16.4                        Bayer Canada Event of Default

A Bayer Canada “Event of Default” shall mean:

(a)                                  the failure by Bayer Canada to meet the claims, representations or warranties made on labeled promotional or product information or on labeled products as required pursuant to this Agreement;

(b)                                 any misrepresentation herein contained resulting in a material adverse effect on HQ, or any material breach by Bayer Canada of any warranty, obligation or other provision of this Agreement. It is acknowledged and agreed that persistent or repeated minor breaches can amount to a material breach if they cause a significant adverse effect to HQ;

35 of 52

(c)                                  an attachment is made of all or substantially all of the property or assets of Bayer Canada;

(d)                                 the making of a general assignment by Bayer Canada for the benefit of its creditors;

(e)                                  the appointment (by court order or otherwise) of a receiver, receiver and manager or a trustee for the benefit of one or more of the creditors of Bayer Canada;

(f)                                    the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or the filing of an answer or admission seeking relief pursuant to applicable bankruptcy law pertaining to Bayer Canada, or any proceedings under the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C.-36, as amended; or

(g)                                 the filing of an involuntary petition in bankruptcy pertaining to Bayer Canada which petition is not dismissed, vacated, set aside or stayed within forty-five (45) days.

An Event of Default shall, for the events described in Subsections 16.4(a) and (b) above, take effect thirty (30) days after notice being given by HQ specifying the default or breach, during which time Bayer Canada shall be entitled to cure the noted default.

17.                               DISPUTE RESOLUTION

17.1                        Arbitration

(a)                                  The Parties agree that in the event of any dispute or claim between HQ and Talecris or between HQ and Bayer Canada arising under or in connection with this Agreement other than described in Section 15.1, or any order issued pursuant to this Agreement, including, but not limited to, the interpretation or application of this Agreement, the Parties will endeavour to resolve the dispute with diligence and good faith negotiations. Any dispute between Talecris and Bayer Canada shall be resolved in accordance with the agreement between them, and HQ will have no obligation to participate in any such resolution.

(b)                                 If the Parties have been unable to resolve the dispute, despite diligence and good faith negotiations, such dispute or claim shall be settled by arbitration, as dictated by this Article.

(c)                                  All questions, disputes or differences of opinion involving the interpretation, application, administration, or alleged violation of this Agreement including a question of whether a matter is arbitrable, shall be settled by arbitration.

(d)                                 The arbitration will take place in the City of Ottawa unless otherwise agreed by the Parties, and each party may be represented by counsel at the arbitration.

(e)                                  In the event that one Party wishes a dispute to be put to arbitration then such party shall give fifteen (15) days written notice thereof to the other parties. If the Parties cannot agree upon a single arbitrator within fifteen (15) days after demand by one of them for arbitration, then each of:

(i)                                     HQ, and

(ii)                                  Bayer Canada and Talecris shall select one arbitrator.

36 of 52

The two arbitrators selected shall then choose a third arbitrator in order that the dispute may be finally resolved by a majority of the panel of three arbitrators.

(f)                                    The Parties acknowledge that it would be advantageous to the resolution of disputes if the arbitrators chosen possess relevant scientific, technical or medical knowledge, and they will endeavour to select arbitrators with the requisite expertise. The expense of the arbitration shall be divided equally among the Parties. Any such arbitration shall be conducted in accordance with the laws of the Province of Ontario including, but not limited to, the Arbitration Act (Ontario) and the rules and procedures set forth therein, from time to time in force and effect. The decision of the arbitrators shall be final and binding and any of the Parties may make application to a court of competent jurisdiction for the judicial acceptance of the award and an order for enforcement.

(g)                                 The Parties hereby agree that prior to the disclosure of any material in furtherance of this Article, the Parties and the selected arbitrators shall be required to enter into confidentiality agreements to protect information disclosed during the arbitration process and the ruling of the arbitrators.

18.                               OPTION TO RENEW

18.1                        Renewal

The Term for Commercial Products may be extended for three (3) one-year terms from April 1, 2007, upon written agreement of Talecris and HQ; provided that Bayer Canada shall have no obligations under this Agreement for any such extended term without its express written consent.

The Term for Fractionation Services may be extended for one (1) year from April 1, 2007, upon written agreement of Talecris and HQ; provided that Bayer Canada shall have no obligations under this Agreement for any such extended term without its express written consent.

A written notice must be sent at least one hundred and eighty (180) days prior to the end of the Term by the Party requesting the extension of the Term to the other Parties.

19.                               GENERAL

19.1                        Notices

(a)                                  Any notice or demand required or permitted to be given by one party to the other shall be in writing and shall be:

(i)                                     personally delivered;

(ii)                                  sent by courier, prepaid; or

(iii)                               sent by facsimile.

(b)                                 The address of each party for any such notice shall be as follows:

(i)                                     in the case of HQ to:

37 of 52

Héma Québec
4045 Côte-Vertu Blvd.
Saint-Laurent, Québec H4R 2W7
CANADA

Attention:	Directeur des produits stables
Telephone:	(514) 832-5000 ext. 319
Facsimile:	(514) 832-0267

(ii)                                  in the case of Talecris to:

Talecris Biotherapeutics, Inc.
P. O. Box 13887
79 TW Alexander Drive
4101 Research Commons
Research Triangle Park
Raleigh, NC 27709

Attention:	general legal counsel
Facsimile:	(919) 316-6669

(iii)                               in the case of Bayer Canada to:

Bayer Inc. Biological Products
77 Belfield Road
Toronto, ON M9W 1 G6

Attention:	Vice President, Biological Products
Telephone:	(416) 240-5965
Facsimile:	(416) 248-0907

(iv)                              in the case of Bayer US to:

Bayer Healthcare LLC
400 Morgan Lane
Westhaven, CT 06516-4175
USA

Attention:                                         President, Biological Products
Fax: <>

Any party may from time to time change its address by written notice to the other Parties and/or Bayer US given in accordance with the provisions of this Section. Any notice given by personal delivery or courier shall be deemed to be received on the date of delivery. Any notice by facsimile shall be deemed to be received when it is properly sent.

38 of 52

19.2                        Assignment

Neither this Agreement nor any of the rights or obligations of any Party may be assigned without the prior written consent of the other Parties which consent shall not unreasonably be withheld provided that such consent will not be required for assignment to a Party’s affiliate as defined by the Canadian Business Corporations Act,

19.3                        Independent Contractors

The Parties are contractors independent of each other and none of them has the authority to bind any other to any third person or otherwise to act in any way as the representative of the other unless otherwise expressly agreed to in writing by the other or required by the provisions of this Agreement. Except as may be set forth herein, the Parties shall not have, and they shall not hold themselves out as having, any right, power or authority to create any contract or obligation, either express or implied, on behalf of, in the name of or binding upon the other. It is understood and agreed that no party, their respective shareholders, members, directors, officers, employees, agents, and other legal representatives have, nor are they to be construed to have, any relationship with the others (whether as an employee, agent, partner or otherwise) except that the Parties being independent contractors in respect of the matters which are subject of this Agreement.

19.4                        Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision and everything else in this Agreement shall continue in full force and effect.

19.5                        Communication

HQ may, in its sole discretion, contact Talecris at any time and from time to time to discuss issues arising in connection with the performance of this Agreement.

19.6                        Governing Law

This Agreement shall be governed by and construed in accordance with the laws in force in the province of Ontario and shall be treated in all respects as an Ontario contract. The Parties submit to the jurisdiction of the Courts of Ontario with respect to any dispute, claim or other matter arising under this Agreement and the Courts of Ontario shall have exclusive jurisdiction with respect to any such dispute, claim or other matter subject to the provisions of Article 17. The Parties agree that the United Nations Convention on contracts for the International Sale of Goods shall not apply to this Agreement.

19.7                        Currency

All references to currency are in US dollars unless otherwise specifically stated.

19.8                        Successors and Assigns

This Agreement shall enure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, and permitted successors and assigns.

39 of 52

19.9                        Confidential Information

All information pertaining to the technology, the business and affairs of the other parties obtained as a result of or in respect of this Agreement shall be kept and maintained in confidence and will not be disclosed to any other person, except:

(i)                                     to the auditors, legal counsel and professional advisors of the Parties hereto, provided that the professional advisors have entered into a confidentiality agreement with the disclosing Party,

(ii)                                  if such information enters the public domain otherwise than by a breach of this Agreement; and

(iii)                               if disclosure of such information is required by virtue of any present or future applicable law, regulation or ruling by a relevant government or governmental board, commission, department, bureau or authority to which the relevant party hereto is subject.

19.10                 Pricing Information to Customers

(a)                                  Talecris and Bayer Canada agree that HQ has the right to provide detailed pricing or cost information to its Members, the provincial and territorial Ministers of Health and their delegates.

(b)                                 Talecris and Bayer Canada agree that HQ may provide a range (not to be less than [***] o of the actual specific price of any Commercial Products) to customers upon request.

(c)                                  HQ agrees that any request (other than as set out in Subsection 19.10(a) above) for the specific cost of any Commercial Products will be referred to Bayer Canada.

(d)                                 Bayer Canada will consult with HQ prior to Talecris or Bayer Canada releasing any pricing or cost information relating to any Fractionation Products.

19.11                 Public Announcements

No public announcement or press release relating in any way to this Agreement shall be made without the prior written consent of the other party and the joint approval of the contents of such announcement or release except where any such announcement is required by law, in which case the announcing party will send by facsimile the draft announcement to the others immediately upon becoming aware of the legal requirement and, in any event, before releasing such announcement.

19.12                 Force Majeure

Except as otherwise provided in this Agreement, neither party shall be liable to the other party and no party hereto shall be deemed in default hereunder for any failure or delay to perform any of its covenants and Agreements caused or arising out of the following acts (providing the same is not within the control of the said party): acts of God, strikes, lockouts or other industrial disputes, acts of the public enemy, riots, fire, storm, flood or explosion. If a failure or delay is caused by one of the events above-mentioned, all times provided for in this Agreement shall be extended for a period commensurate with the period of the delay and, to the extent possible, the said party affected will take

***CONFIDENTIAL TREATMENT REQUESTED

40 of 52

all reasonable steps to remedy the delay caused by the events above-mentioned; provided; however, that nothing contained in this Section shall require either party to settle any industrial dispute.

19.13                 Talecris and Bayer Canada jointly and severally liable

Talecris and Bayer Canada shall be held jointly and severally liable for the obligations set out in this Agreement.

19.14                 No Waiver

No waiver by any Party hereto of any breach of any of the provisions of the Agreement by another shall take effect or be binding upon the Party unless agreed in writing. Unless otherwise provided therein, a waiver shall not limit or affect the rights of the Party granting the waiver with respect to any other breach.

19.15                 Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute the Agreement.

19.16                 Amendment

This Agreement may not be amended or modified in any way except by the written consent of the Parties hereto.

19.17                 Acknowledgement

IN WITNESS WHEREOF Talecris, Bayer Canada and HQ have executed this Agreement, each on the date indicated.

HÉMA-QUÉBEC

BY:	/s/ Francine Décary
NAME:	Francine Décary
TITLE:	Chief Executive Officer
DATE:	April 6, 2005

BAYER INC.

BY:	/s/ Authorized Signatory	BY:	/s/ Authorized Signatory
NAME:	Authorized Signatory	NAME:	Authorized Signatory
TITLE:		TITLE:

41 of 52

DATE:		DATE:

TALECRIS BIOTHERAPEUTICS, INC.

BY:	/s/ Lawrence D. Stern	BY:
NAME:	Lawrence D. Stern	NAME:
TITLE:	Chairman & CEO	TITLE:
DATE:		DATE:

Bayer Healthcare LLC is executing this Agreement for the sole purpose of assigning to Talecris and Bayer Canada all of its rights under the Main Agreement relating to activities after the Effective Date of this Agreement. Bayer Healthcare LLC is not a party to and has no other rights under this Agreement relating to activities after the Effective Date of this Agreement other than the right to enforce or seek damages from Talecris or Bayer Canada relating to such assignment. For greater clarity, Bayer Healthcare LLC shall remain responsible and liable for Existing Products as defined in Section 12.2.2.

BAYER HEALTHCARE LLC

BY:	/s/ JA Akers	BY:	/s/ Paul R. Berry
NAME:	JA Akers	NAME:	Paul R. Berry
TITLE:		TITLE:	Senior Vice President
DATE:			General Counsel and Secretary
DATE:

42 of 52

SCHEDULE “A” - COMMERCIAL PRODUCTS

	2005-2006 Volume			Price
Product	Total	CBS	Héma-Québec	(2005-2006)*
[***]	[***]	[***]	[***]	[***]
[***]				[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]				[***]

[***]

Product	Combined CBS/HQ Volume	Price (2005-2006 Index)
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]

***CONFIDENTIAL TREATMENT REQUESTED

43 of 52

SCHEDULE “A” - COMMERCIAL PRODUCTS (continued)

Pricing Schedule - Consumer Preference Section 4.4 (b)

Product	Combined CBS/HQ Volume	(2005-2006 Pricing)*
[***]	[***]	[***]

[***]

[***]

***CONFIDENTIAL TREATMENT REQUESTED

44 of 52

SCHEDULE “B” - Plasma Pick-Up Schedule

CBS
Centre Name	Address	Min Pick up Frequency	Ann Vol.
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]			[***]
HQ
Centre Name	Address	Min Pick up Frequency	Ann Vol.
[***]	[***]	[***]	[***]
[***]	[***]	[***]

***CONFIDENTIAL TREATMENT REQUESTED

45 of 52

SCHEDULE “C” - Commercial Product Specifications

Product	Specifications
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***CONFIDENTIAL TREATMENT REQUESTED

46 of 52

SCHEDULE “D” - Fractionation Products And Price Adjustments For Fractionation Products

-Volume Of Plasma Picked Up

Fractionation Products

Product	Unit of Measure	2005-2006 Index
[***]	[***]	[***]
[***]	[***]	[***]

[***]

Price Adjustments for Fractionation - Volume of Plasma Picked-Up

Price Adjustment/Volume (2005-2006 Prices)
Product	Unit of Measure	120,000 - 140,000	> 140,001
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

***CONFIDENTIAL TREATMENT REQUESTED

47 of 52

SCHEDULE “E” – Héma-Québec Inventory Target Levels

[***]

Product	Héma-Québec E1	Bayer Canada E2	Bayer Canada E3
[***]	[***]	[***]	[***]

[***]

[***]

[***]

***CONFIDENTIAL TREATMENT REQUESTED

48 of 52

SCHEDULE “F” - Collection Centres

CBS
Centre Name	Address
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
HQ
Centre Name	Address
[***]	[***]
[***]	[***]

***CONFIDENTIAL TREATMENT REQUESTED

49 of 52

SCHEDULE “G” - Delivery Schedule (Intentionally Omitted)

Tables Intentionally omitted.

50 of 52

SCHEDULE “H” - Vial Sizes Substitution / Wastage

[***]

***CONFIDENTIAL TREATMENT REQUESTED

51 of 52

Schedule H (continued) Vial Size Substitution Clause Example

[***]

	May	June	July	Aug	Sept	Oct	Nov	Dec	Jan-03	Feb	Mar	Apr	May	Jun	July
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]						[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]						[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Compensation example

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]
[***]
[***]		[***]		[***]	[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]						[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
						[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***CONFIDENTIAL TREATMENT REQUESTED

52 of 52